USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                          SUPPLEMENT DATED MAY 12, 2004

                     TO THE PROSPECTUS DATED APRIL 30, 2004

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.

The prospectus discloses at pages 72 and 73 that certain Subadvisers to the Trust have allegedly allowed inappropriate "market timing" in other mutual funds advised by them, and as a result are the subject of regulatory proceedings and/or litigation. The Trust itself is not the subject of any such proceeding or litigation.

On May 6, 2004, the Securities and Exchange Commission announced that it had commenced civil proceedings against PIMCO Advisors Fund Management LLC (PAFM), PEA Capital LLC (PEA), and two of their executive officers in connection with alleged undisclosed market timing arrangements in mutual funds that they manage. PEA currently acts as Subadviser to three of the portfolios of the Trust. The allegations do not pertain to these three portfolios.

The SEC action indicates that the SEC will seek injunctive relief, monetary penalties, and an order barring the defendants from serving as advisers to or officers of mutual funds. PAFM and PEA are currently attempting to resolve this matter with the SEC. If an injunction is obtained and the SEC does not grant exemptive relief, the persons named, and their affiliated registered investment advisers, would be prevented from continuing to advise mutual fund portfolios.

                                                                USAZPRO-001-0404